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                                                                    EXHIBIT 23.3

                         CONSENT OF ARTHUR ANDERSEN LLP



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Suiza Foods Corporation on Form S-8 of our report dated November 26, 1997 included in Suiza Foods Corporation's Form 10-K for the year ended December 31, 1997.


                                                       /s/  ARTHUR ANDERSEN LLP


Dallas, Texas
December 2, 1998